UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2013

CENTER BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	2-81353	52-1273725
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

2455 Morris Avenue, Union, New Jersey	07083
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (800) 862-3683

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 25, 2013, the Registrant issued a press release regarding results for the quarter ended March 31, 2013. A copy of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

On April 26, 2013, the Registrant issued a press release announcing that it intends to increase its quarterly cash dividend by 36.36%, to $0.075 cents per share of common stock, effective with the quarterly declaration to be made in May 2013. The Registrant expects that the increased dividend will be payable on or about August 1, 2013 to shareholders of record on July 12, 2013. A copy of this press release is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 – Press release of the Registrant, dated April 25, 2013.

Exhibit 99.2 – Press release of the Registrant, dated April 26, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTER BANCORP, INC.

By:	/s/ Joseph D. Gangemi
Name:	Joseph D. Gangemi
Title:	VP and Corporate Secretary

Dated: April 30, 2013

EXHIBIT INDEX

Exhibit 99.1 – Press release of the Registrant, dated April 25, 2013.

Exhibit 99.2 – Press release of the Registrant, dated April 26, 2013.

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